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                                                                    EXHIBIT 10.3

         AMENDMENT TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

         3. This Amendment to Amended and Restated Registration Rights Agreement (this "Amendment"), is made by and between Mayor's Jewelers, Inc., a Delaware corporation (the "Seller") and Henry Birks & Sons Inc., a Canadian corporation (the "Purchaser"), as of this 20th day of February, 2004. The Seller and the Purchaser are also sometimes collectively referred to herein as the "Parties" and individually as a "Party."

         4. WHEREAS, the Parties had previously entered into that certain Registration Rights Agreement dated as of August 20, 2002, which was subsequently amended by that certain Amended and Restated Registration Rights Agreement dated February 23, 2003 (the "Amended and Restated Agreement");

         5. WHEREAS, the Parties now desire to amend the Amended and Restated Agreement pursuant to the terms and conditions set forth herein.

         6. NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in the Amended and Restated Agreement and as hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

         1. The first whereas clause of the Amended and Restated Agreement is hereby amended in its entirety to read as follows:

                  7. "WHEREAS, subject to the terms and subject to the conditions set forth in an Investment Agreement dated the date hereof between the Seller and the Purchaser, wherein the Purchaser has subscribed for and purchased from the Seller, and the Seller has issued and sold to the Purchaser, a total of 15,050 shares of Series A Convertible Preferred Stock of the Seller (the "Series A Preferred Stock") convertible into 50,166,617 shares of, and warrants (the "Warrants") exercisable to purchase 37,273,787 shares of the Common Stock, par value $0.0001 (the "Common Stock"), of the Seller;"

         2. The following is added after the first whereas clause in the Amended and Restated Agreement:

                  8. "WHEREAS, the Seller and the Purchaser have entered into that certain Exchange Agreement dated February 20, 2004 (the "Exchange Agreement") under which the Seller will issue to the Purchaser shares of the Series A-1 Convertible Preferred Stock, $0.0001 par value per share, of the Seller (the "Shares"), in exchange for the shares of Series A Preferred Stock owned by the Purchaser, on a one-share for one-share basis;"

         3. The Seller covenants and agrees that it will use its reasonable efforts to take or cause to be taken, all actions and to do, or cause to be



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done, all things necessary or desirable under applicable laws and regulations to consummate the transactions contemplated by this Amendment.

         4. Except as provided in the Amended and Restated Agreement, this Amendment and all rights hereunder may not be assigned or transferred by either Party without the prior written consent of each of the Parties hereto.

         5. All capitalized terms used and not otherwise defined herein shall have the same meanings as set forth in the Amended and Restated Agreement.

         6. Except as expressly modified by the terms hereof, the terms and provisions of the Amended and Restated Agreement shall remain in full force and effect as originally written.

         7. Signatures on this Amendment may be communicated by facsimile transmission and shall be binding upon the Parties transmitting the same by facsimile transmission. If executed in counterparts, this Amendment will be as effective as if simultaneously executed.









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             IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.


                       MAYOR'S JEWELERS, INC.

                       By: /s/ MARC WEINSTEIN
                          -------------------
                       Name:  Marc Weinstein
                       Title: SVP and CAO


                       HENRY BIRKS & SONS INC.

                       By: /s/ JOHN BALL                    /s/ MARCO PASTERIS
                          -------------------               ------------------
                       Name:  John Ball                     Marco Pasteris
                       Title: CFO                            Group VP, Finance







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